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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 30, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-10702               34-1531521
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(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut            06880
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         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     Terex Corporation ("Terex") issued a press release on November 30, 2004, announcing that it has signed an agreement to purchase the Reedrill division of Metso Corporation. Reedrill is a leading manufacturer of surface drilling equipment for use in the mining, construction and utility industries, with estimated 2004 revenues of approximately $80 million. The purchase price will be $38.5 million and the transaction is anticipated to close at the end of the fourth quarter of 2004.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on November 30, 2004.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 30, 2004


                                         TEREX CORPORATION


                                         By:  /s/ Eric I Cohen
                                              Eric I Cohen
                                              Senior Vice President

















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